UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 14, 2019

LAWSON PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

(Registrant's telephone number, including area code)	(773) 304-5050

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.00 par value	LAWS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.

On May 15, 2019, Lawson Products, Inc. (the "Company") entered into an Eleventh Amendment to Loan and Security Agreement (the “Amendment”) with CIBC Bank USA which amends the Loan and Security Agreement dated as of August 8, 2012, as previously amended from time to time (the “Loan and Security Agreement”). The principal changes to the Loan and Security Agreement consist of the following:

•Modification of the dividends and distributions covenant to permit stock repurchases, dividends and distributions of up to $7.0 million in any fiscal year so long as the Company is in pro forma compliance with the fixed charge coverage and gross availability financial covenants and there exists no payment default or financial covenant default under the Loan and Security Agreement, and to permit certain other stock repurchases under specific circumstances;

•Modification of the definition of “Permitted Asset Acquisition” to increase the size of each permitted individual acquisition from $5.0 million to $7.5 million, to eliminate the requirement for pro forma compliance with the gross availability financial covenant, and to impose a $5.0 million acquisition threshold on certain information delivery requirements; and

•Modification of the definition of “Fixed Charges” to include all stock repurchases, redemptions and retirements of equity interests by the Company paid in cash.

The Amendment also makes various other technical and conforming changes to the Loan and Security Agreement. The foregoing description of the Amendment is qualified in its entirety by reference to the complete terms and conditions of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2019, the stockholders of the Company approved the amended and restated Lawson Products, Inc. 2009 Equity Compensation Plan (the “Plan”). On March 18, 2019, the Board of Directors (the “Board”) approved the amendment and restatement of the Plan, subject to stockholder approval. On May 3, 2019, the Company filed a Current Report on Form 8-K (the “May 3 Form 8-K”) with the Securities and Exchange Commission (the “SEC”) to disclose additional amendments to the Plan. The amendment and restatement increases the number of shares available for issuance under the Plan by 250,000 shares and makes various other modifications of the Plan. A more detailed description of the terms of the Plan can be found in the Company’s definitive proxy statement (the “Proxy Statement”) on Schedule 14A, in the section of the Proxy Statement entitled “Proposal 4: Approval of the Amended and Restated 2009 Equity Compensation Plan,” which was filed with the SEC on March 27, 2019, and in the May 3 Form 8-K, each of which is incorporated by reference herein. The foregoing summary and the summary incorporated by reference from the Proxy Statement and the May 3 Form 8-K should be read in conjunction with the full text of the Plan, which is filed as Exhibit 10.2 and incorporated by reference herein, and the amendment thereto, which is filed as Exhibit 10.3 and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a) The Company’s Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 14, 2019. There were 8,962,450 shares of common stock entitled to be voted, of which 8,664,827 shares or 96.7% were represented in person or by proxy at the Annual Meeting.
(b) The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.
(i)    Proposal One. The following directors were elected and the voting for each director was as follows:

Nominee	For	Withheld
Michael G. DeCata	6,244,639	102,961
Lee S. Hillman	5,554,147	791,753
Mark F. Moon	6,287,336	60,264

(ii)    Proposal Two. BDO USA, LLP was ratified as the Company’s independent registered public accounting firm for 2019 by the following vote:

For	Against	Abstain
8,628,783	34,526	1,518

(iii)    Proposal Three. The advisory, non-binding vote on executive compensation was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
6,125,006	220,537	2,057	2,317,227

(iv)    Proposal Four. The Company’s Amended and Restated 2009 Equity Compensation Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
6,146,446	197,497	3,657	2,317,227

Item 8.01    Other Events.

On May 14, 2019, the Board authorized a stock repurchase program under which the Company may repurchase up to $7,500,000 (exclusive of any fees, commissions or other expenses related to such repurchases) of the Company’s common stock, par value $1.00 per share (the “Stock Repurchase Program”). Under the Stock Repurchase Program, the Company may repurchase its common stock from time to time in open market transactions, in privately negotiated transactions or by other methods. A copy of the Company’s press release regarding the Stock Repurchase Program is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1	Eleventh Amendment to Loan and Security Agreement dated as of May 15, 2019.

10.2	Lawson Products, Inc. 2009 Equity Compensation Plan, as Amended and Restated Effective May 15, 2019 (incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K filed on May 3, 2019).

10.3
Amendment of Lawson Products, Inc. 2009 Equity Compensation Plan, as Amended and Restated Effective May 15, 2019 (incorporated by reference to Exhibit 10.2 of the Company’s Form 8-K filed on May 3, 2019).

99.1	Press release issued May 16, 2019.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.
(Registrant)

Date: May 16, 2019	By: /s/ Neil E. Jenkins
Name: Neil E. Jenkins
Title: Executive Vice President, Secretary and General Counsel